UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/06/2012

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2012, Knoll, Inc. (the "Company") approved 2013 non-equity incentive awards for the executive officers listed below, which award amounts were unchanged from 2012. The dollar amounts specified for each executive officer are the target incentive payments that would be paid in 2014 based upon 2013 performance. The Company's Board of Directors (or appropriate committee of the Company's Board of Directors), however, may exercise discretion in adjusting any award up or down based on factors deemed appropriate by the Company's Board of Directors (or appropriate committee of the Company's Board of Directors). The Company also determined that base salaries for these officers will remain unchanged for 2013.

Andrew B. Cogan, Chief Executive Officer. Mr. Cogan was granted a 2013 non-equity incentive award with a target incentive payment of $800,000. A copy of Mr. Cogan's 2013 non-equity incentive award letter, detailing his participation in the Knoll 2013 Incentive Compensation Program, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Lynn M. Utter, President and Chief Operating Officer, Knoll Office. Ms. Utter was granted a 2013 non-equity incentive award with a target incentive payment of $500,000. A copy of Ms. Utter's 2013 non-equity incentive award letter, detailing her participation in the 2013 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Barry L. McCabe, Executive Vice President and Chief Financial Officer. Mr. McCabe was granted a 2013 non-equity incentive award with a target incentive payment of $295,000. A copy of Mr. McCabe's 2013 non-equity incentive award letter, detailing his participation in the 2013 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Benjamin A. Pardo, Executive Vice President - Design. Mr. Pardo was granted a 2013 non-equity incentive award with a target incentive payment of $250,000. A copy of Mr. Pardo's 2013 non-equity incentive award letter, detailing his participation in the 2013 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Jeffrey R. Blom, Senior Vice President - North America Supply Chain. Mr. Blom was granted a 2013 non-equity incentive award with a target incentive payment of $265,000. A copy of Mr. Blom's 2013 non-equity incentive award letter, detailing his participation in the 2013 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.5 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 - Andrew B. Cogan Non-Equity Incentive Compensation Letter dated December 6, 2012

Exhibit 10.2 - Lynn M. Utter Non-Equity Incentive Compensation Letter dated December 6, 2012
Exhibit 10.3 - Barry L. McCabe Non-Equity Incentive Compensation Letter dated December 6, 2012
Exhibit 10.4 - Benjamin A. Pardo Non-Equity Incentive Compensation Letter dated December 6, 2012
Exhibit 10.5 - Jeffrey R. Blom Non-Equity Incentive Compensation Letter dated December 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: December 07, 2012	By:	/s/ Michael A. Pollner
Michael A. Pollner
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Andrew B. Cogan Non-Equity Incentive Compensation Letter dated December 6, 2012
EX-10.2	Lynn M. Utter Non-Equity Incentive Compensation Letter dated December 6, 2012
EX-10.3	Barry L. McCabe Non-Equity Incentive Compensation Letter dated December 6, 2012
EX-10.4	Benjamin A. Pardo Non-Equity Incentive Compensation Letter dated December 6, 2012
EX-10.5	Jeffrey R. Blom Non-Equity Incentive Compensation Letter dated December 6, 2012